                   Amendment and Waiver Agreement No. 13 for
                              Lease Agreement and
                      Certain Other Operative Agreements

     THIS AMENDMENT AND WAIVER AGREEMENT NO. 13 (this "Amendment") is made and entered into as of the 19th day of April, 2002, by and among TIMCO AVIATION SERVICES, INC., a Delaware corporation (f/k/a Aviation Sales Company) ("Aviation Sales"), as Construction Agent (the "Construction Agent"); TIMCO AVIATION SERVICES, INC. (f/k/a Aviation Sales Company), as Lessee (the "Lessee"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, f/k/a First Security Bank, National Association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANK OF AMERICA, N.A., successor to NationsBank, National Association ("Bank of America"), as a Holder and as a Lender; BANK OF AMERICA, N.A., successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the holders party to the Trust Agreement (defined below) (the "Holders"); each of the Lenders party to the Credit Agreement (defined below) (the "Lenders"); and each of the Guarantors party to the Guaranty Agreement (defined below).

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lenders and the Holders have entered into the Participation Agreement dated as of December 17, 1998 (as amended, the "Participation Agreement"); and

     WHEREAS, the Owner Trustee, the Lenders and the Agent have entered into the Credit Agreement dated as of December 17, 1998 (as amended, the "Credit Agreement"); and

     WHEREAS, the Holders and the Owner Trustee have entered into the Amended and Restated Trust Agreement dated as of December 17, 1998 (as amended, the "Trust Agreement"); and

     WHEREAS, the Owner Trustee and the Lessee have entered into the Lease Agreement dated as of December 17, 1998 (as amended, the "Lease" or "Lease Agreement"); and

     WHEREAS, Aviation Sales, Subsidiaries of Aviation Sales, and the Agent have entered into the respective Guaranty Agreements (Series A Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Series A Guaranty Agreement"); and the Subsidiaries of Aviation Sales and the Owner Trustee have entered into the respective Guaranty Agreements (Lessee Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Lessee Guaranty Agreement", and collectively with the Series A Guaranty Agreement and any other Guaranty Agreement (as defined in the Participation Agreement), the "Guaranty Agreement" or "Guaranty"); and

     WHEREAS, the Lessee has requested that the Owner Trustee, the Holders, the Agent and the Lenders waive certain Events of Default as described herein; and

     WHEREAS, the parties hereto desire to amend the Participation Agreement, the Lease Agreement, the Trust Agreement, the Credit Agreement and certain other Operative Agreements in the manner herein set forth;

     NOW, THEREFORE, the Construction Agent, the Lessee, the Owner Trustee, the Holders, the Agent and the Lenders do hereby agree as follows:

     1.   Definitions.  The terms "Participation Agreement", "Lease" and "Lease
          -----------
Agreement" as used herein and in the Operative Agreements (as defined in the Participation Agreement) shall mean such agreements as hereby amended and modified, and as further amended, modified, supplemented or restated from time to time in accordance with the terms thereof. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefore in the Participation Agreement.

     2.   Amendments to the Participation Agreement, the Lease Agreement, the
          -------------------------------------------------------------------
Credit Agreement and the Trust Agreement. The Participation Agreement, the Lease
----------------------------------------
Agreement, the Credit Agreement and the Trust Agreement are hereby amended as follows:

          (a) The definition of "Holder Yield" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

               "'Holder Yield' shall mean with respect to Holder Fundings from time to time the Base Rate (including the Applicable Base Rate Margin) plus the Holder Applicable Margin. Notwithstanding any other provision of this Participation Agreement or any other Operative Agreement, no Holder Funding may be converted to a Eurodollar Holder Funding."

          (b) The definition of "Basic Rent" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

               "'Basic Rent' shall mean, the sum of (i) any Principal Loan Payment that is then due and payable by the Lesser under the Credit Agreement, (ii) any Principal Holder Amount Payment that is then due and payable by the Lessor under the Trust Agreement, (iii) the Loan Basic Rent and (iv) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due."

          (c) The definition of "Scheduled Interest Payment Date" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

               "'Scheduled Interest Payment Date' shall mean as to any Loan (or Holder Funding) the 17/th/ day of each calendar month and the Maturity Date."

          (d) The definition of "Loan Property Cost" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it shall read as follows:

               "'Loan Property Cost' shall mean, with respect to each Property at any date of determination, an amount equal to (a) the aggregate principal amount of Acquisition Loans, Construction Loans and Interest Payment Loans made on or prior to such date with respect to such Property minus (b) the aggregate amount of prepayments or repayments as the case may be of the Loans allocated to reduce the Loan Property Cost of such Property pursuant to Sections 2.6(c) and (d) of the Credit Agreement."
                      -----------------------

          (e) The following definition of "Amendment No. 13" is added to Appendix A to the Participation Agreement:

               "'Amendment No. 13' shall mean that certain Amendment Agreement No. 13 for Lease Agreement and Certain Other Operative Agreements dated as of April 19, 2002, among the Construction Agent, the Lessee, the Owner Trustee, Bank of America as a Holder and Lender, the Agent, and the Guarantors parties thereto.

          (f) The following definition of "Principal Holder Amount Payment" is added to Appendix A to the Participation Agreement:

               "'Principal Holder Amount Payment' shall mean a monthly payment of principal with respect to the Holder Amounts on the dates and in the respective amounts specified on Schedule 1 to Amendment No. 13."
                                              ----------

          (g) The following definition of "Principal Loan Payment" is added to Appendix A to the Participation Agreement:

               "'Principal Loan Payment' shall mean, with respect to any date, a monthly payment of outstanding principal on the Loans equal to the Principal Series A Loan Payment and the Principal Series B Loan Payment due on such date."

          (h) The following definition of "Principal Series A Loan Payment" is added to Appendix A to the Participation Agreement:

               "'Principal Series A Loan Payment' shall mean a monthly payment of outstanding principal with respect to the Series A Loans on the dates and in the respective amounts specified on Schedule 1 to
                                                           ----------
          Amendment No. 13."

          (i) The following definition of "Principal Series B Loan Payment" is added to Appendix A to the Participation Agreement:

               "'Principal Series B Loan Payment' shall mean a monthly payment of outstanding principal with respect to the Series B Loans on the dates and in the respective amounts specified on Schedule 1 to
                                                           ----------
          Amendment No. 13."

          (j) Section 3.1 of the Lease Agreement is amended by adding a new sub-section (d) as follows:

                    "(d) Any payment of rent due pursuant to the Kellstrom Sublease (collectively, the "Sublease Rent") shall be paid by Kellstrom directly to the Agent and shall be applied first, to the
                                                               -----
          payment of any Basic Rent then due
          and payable, and second, any excess Sublease Rent shall be applied, on
                           ------
          a pro rata basis with respect to each Lender and Holder, to the outstanding principal amount of the Loans and the Holder Fundings. In the event the Lessee receives any Sublease Rent, the Lessee shall immediately pay such amount over to the Agent."

          (k) Section 17.1(g) of the Lease Agreement is amended by deleting the phrase "Section 28.4(a)-(d)" and inserting in its place the phrase "Section 28.4".

          (l) Section 28.4.3 of the Lease Agreement is amended in its entirety, so that as amended, it reads as follows:

               "28.4.3    Intentionally Deleted."
                          ----------------------

          (m) Section 28.4.5 of the Lease Agreement is amended in its entirety, so that as amended, it reads as follows:

               "28.4.5    Intentionally Deleted."
                          ----------------------

          (n) Section 2.6 of the Credit Agreement is amended by adding a new sub-section (d) as follows and relettering current sub-section (d) as sub-section (e):

                     "(d) The Borrower shall make a monthly Principal Loan Payment to the Agent, on behalf of the Lenders, on each Scheduled Interest Payment Date, commencing May 17, 2002. Such Principal Loan Payment shall be allocated on a pro rata basis to the outstanding Series A Loans and Series B Loans."

          (o) Section 2.8(a) of the Credit Agreement is amended in its entirety, so that as amended, it reads as follows:

               "(a) Each Loan shall bear interest at a per annum rate equal to the Base Rate. Notwithstanding any other provision of this Agreement or any other Operative Agreement, no Loan may be converted to a Eurodollar Rate Loan."

          (p) Section 2.8(c) of the Credit Agreement is amended in its entirety, so that as amended, it reads as follows:

               "(c)  Intentionally Deleted."
                     ---------------------

          (q) Section 3.3 of the Trust Agreement is amended in its entirety, so that as amended, it reads as follows:

               "SECTION 3.3 Scheduled Return of Holder Fundings. Except in the case of early return of advances as set forth in Section 3.4 below or
                                                           -----------
          upon default, commencing on May 17, 2002, the principal amount of the Holder Fundings shall be repaid by the Owner Trustee to the respective Holders in monthly installments, each in an amount equal to a Principal Holder Amount Payment, on each Scheduled Interest Payment Date. On the Maturity Date, subject to the terms of the Credit Agreement, the Owner Trustee shall pay to each

          Holder its aggregate unpaid Holder Amount together with all accrued but unpaid Holder Yield and all other amounts due the Holders from the Owner Trustee hereunder or under the Operative Agreements."

     3.   Waivers.
          -------

          (a) Effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof, the Lenders hereby waive the rights and remedies
              ---------
     arising under the Operative Agreements due to the (i) the occurrence of an Event of Default set forth in Sections 17.1(v) and 17.1(f) of the Lease in connection with the payment of the Lessee's obligations for interest payments under the Senior Subordinated Notes having due dates of August 15, 2001 and February 15, 2002; and (ii) the occurrence of the Event of Default resulting from the failure to deliver the financial statements dated as of December 31, 2001 (the "2001 Financial Statements"), and related officer's certificate and accountant's statement and privity letter required by
     Section 28.1.1(c)(i), (ii) and (iii), (d) and (e), provided the same are
     -------------------------------------------------
     delivered to the Agent on or prior to April 22, 2002, and are subject to qualification only with respect to the "going concern" status of the Lessee and its Subsidiaries.

          (b) Effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof, the Lenders hereby waive the Events of Default
              ---------
     arising under Section 17.1(g) of the Lease Agreement due to the breach by
                   ---------------
     the Borrower of the financial covenants set forth in Sections 28.4.3
                                                          ---------------
     through 28.4.5 of the Lease Agreement with respect to the fiscal period
     --------------
     ending March 31, 2002.

          4.   Representations, Warranties and Covenants.  The Lessee and the
               -----------------------------------------
Construction Agent hereby represent, warrant and covenant that:

          (a) The representations and warranties made by the Lessee and the Construction Agent in Section 7 of the Participation Agreement are true on and as of the date hereof with the same effect as though made on and as of the date hereof (except to the extent that the representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true as of such date).

          (b) The audited consolidated financial statements of each of the Construction Agent and the Lessee as of December 31, 2000, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales has as of the date any Accommodation Obligation, contingent liability or liability for any taxes, long-term leases or commitments, not disclosed in writing to the Agent, the Lenders and the Holders prior to the date hereof.

          (c) The business and properties of the Lessee and the Construction Agent and the Guarantors and the Subsidiaries of Aviation Sales are not, and since the Initial Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

          (d) No event has occurred and no condition exists on the date hereof which, after giving effect to this consent and waiver agreement and the consent of the lenders under the Citicorp Loan Documents, constitutes or will constitute a Default or an Event of Default on the part of the Lessee or the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales under the Participation Agreement or any other Operative Agreement, either immediately or with the lapse of time or the giving of notice, or both. Since December 31, 2000, no event has occurred with respect to the Lessee, the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales which has resulted, or is reasonably likely to result, in a Material Adverse Effect.

          (e) There is as of the date hereof no action, suit, proceeding, claim, investigation or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Aviation Sales, threatened against Aviation Sales, any Guarantor or any Subsidiary of Aviation Sales or any of their respective Assets (i) challenging the validity or the enforceability of any of the Operative Agreements, (ii) which will, or is reasonably likely to, result in any Material Adverse Effect, or (iii) under the Racketeering Influenced and Corrupt Organizations Act or any similar federal or state statute or law under any jurisdiction outside of the United States where such Person is a defendant in a criminal indictment that provides for the forfeiture of assets to any Governmental Authority as a criminal penalty. There is as of the date hereof no material loss contingency within the meaning of GAAP which has not been reflected in the Financial Statements of Aviation Sales and its Subsidiaries. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales is as of the date hereof subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will, or is reasonably likely to, result in a Material Adverse Effect.

          (f) The Lessee and Construction Agent shall pay the restructuring fee in the amount of $171,198.89 required by Section 5(f) of Amendment No. 7 in
                                              ------------
     the remaining four (4) monthly installments (including the installment which was due on April 17, 2002), each in the amount of $19,022.10, each payment being due and payable on the 17/th/ day of each calendar month, with a final payment due and payable on July 17, 2002. Failure to make each payment on the date due and payable shall be an immediate Event of Default.

          (g) As of the date of effectiveness of this Amendment, all outstanding Loans shall be immediately converted to Base Rate Loans, all outstanding Holder Fundings shall be immediately converted to Base Rate Holder Fundings, and the Borrower shall pay to the Agent any amounts required by Section 2.12 of the Credit Agreement or Section 3.10 of the
                 ------------                            ------------
     Trust Agreement.

     This Amendment shall be deemed to be an Operative Agreement and any violation of a covenant contained herein shall be a violation of an Operative Agreement.

     5.   Conditions. The effectiveness of this Amendment shall be subject to
          ----------
fulfillment of the following conditions:

          (a) The Agent shall have received on the date hereof, in form and substance satisfactory to the Agent, the following:

               (i)    a fully-executed original of this Amendment;

               (ii) an executed consent with respect to the Existing Aviation Sales Credit Agreement (the "Citicorp Consent") in the form of Exhibit
                                                                         -------
          A attached hereto consenting to this Amendment;
          -

               (iii) evidence of the payment of all fees and amounts set forth in Exhibit C attached hereto;
             ---------

               (iv) proof of insurance with respect to the property, which insurance and respective insurance carrier are acceptable to the Agent in its sole discretion;

               (v) an opinion of outside counsel to the Lessee and the Guarantors, addressed to the Agent, the Owner Trustee and the Lenders and Holders, including without limitation (A) an opinion of such counsel with respect to noncontravention of the Citicorp Loan Documents and agreements under which the Senior Subordinated Notes have been issued, by this Consent Agreement, and the instruments and documents executed by the Lessee, Construction Agent and Guarantors in connection herewith, and (b) an opinion to the effect that the execution, delivery and performance of this Consent Agreement will not affect the priority of any Lien in favor of the Owner Trustee or the Agent (on behalf of itself, any Lender or any Holder) that exists under the Operative Agreements (which opinion may be included in the opinion referred to in clause (iv)(A) above);

               (vi) a certificate of the Secretary or an Assistant Secretary of each of the Lessee and each Guarantor in such form as is reasonably acceptable to the Agent attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of this Amendment and each of the other Operative Agreements delivered in connection with this Amendment to which such Lessee or Guarantor is or will be a party, (B) the fact that neither its certificate of incorporation nor its bylaws have been changed from the versions that were certified and delivered to the Agent on the Initial Closing Date (or if they have been changed, such certificate of incorporation or by-laws certified as of a recent date by the Secretary of State of the State of its incorporation), and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf this Amendment and each of the other Operative Agreements delivered in connection with this Amendment to which such Lessee or Guarantor is a party;

               (vii) payment of an amendment fee, payable to the Agent, in the amount of $25,000;

               (viii) any additional agreements, instruments or documents which it may reasonably request in connection herewith;

          (b) The correctness in all material respects of the representations and warranties of the Owner Trustee, Construction Agent and the Lessee contained herein and in each of the Operative Agreements;

          (c) No material adverse change shall have occurred in the business, assets, management, operations, financial condition or prospects of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales since December 31, 2000;

          (d) Except as described in Amendment Nos. 7-10 and amendment nos. 4-7 to the Existing Aviation Sales Credit Agreement, since December 31, 2000, no permit, agreement, lease, or license which, in the judgment of the Agent, is material to the business, operations or employee relations of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales, including without limitation, any agreement relating to the Existing Aviation Sales Credit Agreement or the Senior Subordinated Notes (as defined in the Existing Aviation Sales Credit Agreement), shall have been terminated, modified, revoked, breached, or declared to be in default, or if breached or declared to be in default during such period, such breach or default shall have been cured or waived on terms satisfactory to the Agent and Lenders;

          (r) Lenders and Holders shall have reviewed all litigation pending or threatened against Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales and determined to their satisfaction that no Material Adverse Effect will, or is reasonably likely to, result from the existence thereof; and

          (s) None of the members of Aviation Sales' Board of Directors as of December 31, 2000 (except Dale Baker, Harold Woody and Robert Alpert), shall have ceased acting as members of such Board of Directors.

     6.   Release.
          -------

          (a) Aviation Sales and its Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this Amendment, each of Aviation Sales and each of its Subsidiaries hereby releases and forever discharges, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Consent Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales or its Subsidiaries, and Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof. Each of Aviation Sales and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim. Without limiting the generality of the foregoing, Aviation Sales and its Subsidiaries release any claims they may have for any overpayment of interest or Rent prior to the date hereof, and agree that any such claim shall be deemed a Release Claim for the purpose of this Agreement.

          (b) It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Aviation Sales and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this Section
                                                                         -------
     6.  Aviation Sales and its Subsidiaries hereby explicitly waive the
     -
     benefits of any common law or statutory rule with respect to the release of such Release Claims.

          (c) The acceptance and delivery of this Amendment by the Agent on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 6.
                                                     ---------

          (d) Each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 6; (ii) such party has had advice of counsel of its own
          ---------
     choosing in negotiations for and the preparation of this Consent Agreement; and (iii) such party is fully aware of the effect of releases such as that contained in this Section 6.
                       ---------

     7.   Entire Agreement.  This Amendment sets forth the entire understanding
          ----------------
and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     8.   Full Force and Effect of Operative Agreements.  Except as hereby
          ---------------------------------------------
specifically amended, modified or supplemented, the Participation Agreement, the Lease and all of the other Operative Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     9.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                        TIMCO AVIATION SERVICES, INC. (f/k/a
                                        Aviation Sales Company),
                                        as Construction Agent

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        TIMCO AVIATION SERVICES, INC. (f/k/a
                                        Aviation Sales Company),
                                        as Lessee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                          ASSOCIATION
                                        not individually, except as expressly
                                        stated under the Operative Agreements,
                                        but solely as Owner Trustee under the
                                        Aviation Sales Trust 1998-1

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        BANK OF AMERICA, N.A., as a Holder and
                                        as a Lender

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                             SIGNATURE PAGE 1 OF 3

                             JOINDER BY GUARANTORS
                             ---------------------

The undersigned Guarantors hereby join in and consent to this Amendment.

                                   TIMCO AVIATION SERVICES, INC. (f/k/a Aviation Sales Company),
                                   AVS/M-1, INC. (formerly AVIATION SALES
                                     MANUFACTURING COMPANY)
                                   AVIATION SALES PROPERTY
                                     MANAGEMENT CORP.
                                   AVIATION SALES FINANCE COMPANY
                                   TIMCO ENGINE CENTER, INC.
                                   AVS/M-2, INC (formerly AVS/KRATZ-WILDE
                                   MACHINE COMPANY
                                   AVS/M-3, INC. (formerly APEX MANUFACTURING,
                                   INC.)
                                   AEROCELL STRUCTURES, INC.
                                   AVIATION SALES DISTRIBUTION
                                     SERVICES COMPANY
                                   AVIATION SALES LEASING COMPANY
                                   WHITEHALL CORPORATION
                                   TRIAD INTERNATIONAL MAINTENANCE
                                     CORPORATION (successor in interest to Aero
                                     Corporation and Aero Corp Macon, Inc.)
                                   AVIATION SALES MAINTENANCE, REPAIR &
                                     OVERHAUL COMPANY
                                   CARIBE AVIATION, INC.
                                   AIRCRAFT INTERIOR DESIGN, INC.
                                   AERO HUSHKIT CORPORATION
                                   HYDROSCIENCE, INC.
                                   TIMCO ENGINEERED SYSTEMS, INC.


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:______________ of each of the foregoing
                                         Guarantors


                                   AVSRE, L.P.
                                   By:   Aviation Sales Property Management
                                         Corp., its general partner

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                             SIGNATURE PAGE 2 OF 3

                                         AVIATION SALES SPS I, INC.

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                             SIGNATURE PAGE 3 OF 3

                                  Schedule 1
                                  ----------


                 Scheduled Amortization of Principal Payments

-----------------------------------------------------------------------------------------------------------------------------------
                                         Principal                        Principal                       Principal
                                       Holder Amount                       Series A                     Series B Loan
   Due Dates                              Payment                       Loan Payment                        Payment
-----------------------------------------------------------------------------------------------------------------------------------
  May 17, 2002            $                       407.65       $                    1,538.98       $                14,921.05
-----------------------------------------------------------------------------------------------------------------------------------
 June 17, 2002            $                       410.62       $                    1,549.16       $                15,020.52
-----------------------------------------------------------------------------------------------------------------------------------
 July 17, 2002            $                       413.61       $                    1,559.49       $                15,120.66
-----------------------------------------------------------------------------------------------------------------------------------
 July 31, 2002            The entire outstanding principal     The entire outstanding principal    The entire outstanding principal
                          balance of the Holder Fundings       balance of the Series A Loans       balance of the Series B Loans
-----------------------------------------------------------------------------------------------------------------------------------